SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 13, 2006

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA		33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16355 Laguna Canyon Road, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The registrant, Consumer Portfolio Services, Inc. ("CPS") on August 7, 2006 made available (as an exhibit to a current report on Form 8-K) a presentation comprising 35 slides and on August 30, 2006, CPS made available one additional slide (also as an exhibit to a current report on Form 8-K). CPS is today making available one corrected slide. The slide named “Summary Statements of Operations” provided data for the three month periods ended June 30, 2005 and June 30, 2006, and not for the six month periods ended June 30, 2005 and June 30, 2006, as it was captioned. A copy of the corrected slide with data for the six month periods is attached as an exhibit. CPS is not undertaking to update further any information contained in this presentation.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

One exhibit is filed herewith:

Exhibit Number	Description

99.1	Slide 32 “Summary Statements of Operations” of Company Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: September 13, 2006	By: /s/ Charles E. Bradley, Jr.
Charles E. Bradley, Jr. President and chief executive officer Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide 32 “Summary Statements of Operations” of Company Summary